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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement
No. 333-54532 of ScreamingMedia Inc. on Form S-8 of our report dated
February 5, 2002, appearing in this Annual Report on Form 10-K of ScreamingMedia Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

New York, NY
April 1, 2002